                                                                   EXHIBIT 10.11
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                               OFFICE LEASE FOR


                                 PSINET, INC.

                                 SUITE NO. 320
                          11180 SUNRISE VALLEY DRIVE
                               RESTON, VIRGINIA

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                               TABLE OF CONTENTS

                                                             Page
1.     DEMISED PREMISES.....................................    1

2.     TERM.................................................    1

3.     USE..................................................    2

4.     RENT.................................................    2

5.     ADVANCE RENTAL/SECURITY DEPOSITS.....................    3

6.     OPERATING EXPENSES AND REAL ESTATE TAXES.............    4

7.     ANNUAL RENT RATE ESCALATIONS.........................    7

8.     PARKING..............................................    7

9.     ASSIGNMENT AND SUBLETTING............................    8

10.    ALTERATIONS..........................................   11

11.    LIENS................................................   12

12.    MAINTENANCE BY LESSEE................................   13

13.    SIGNS AND ADVERTISEMENTS.............................   13

14.    DELIVERIES AND MOVING OF LESSEE'S PROPERTY...........   14

15.    LESSEE'S EQUIPMENT...................................   14

16.    SERVICES AND UTILITIES...............................   15

17.    LESSEE'S RESPONSIBILITY FOR DAMAGE...................   17

18.    ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATIONS.....   17

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

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
19.    INSURANCE RATING......................................  17

20.    INDEMNITY AND PUBLIC LIABILITY INSURANCE..............  18

21.    WORKER'S COMPENSATION INSURANCE.......................  18

22.    ALL RISK COVERAGE INSURANCE...........................  18

23.    LESSEE'S CONTRACTOR'S INSURANCE.......................  19

24.    REQUIREMENTS FOR LESSEE'S INSURANCE POLICIES..........  19

25.    LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON..  20

26.    DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES....  20

27.    DEFAULT OF LESSEE.....................................  21

28.    REPEATED DEFAULTS.....................................  22

29.    WAIVER................................................  23

30.    SUBORDINATION.........................................  23

31.    CONDEMNATION..........................................  24

32.    RULES AND REGULATIONS.................................  24

33.    RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT..............  25

34.    LATE CHARGES..........................................  25

35.    BANKRUPTCY............................................  25

36.    NO PARTNERSHIP........................................  26

37.    NO REPRESENTATIONS BY LESSOR..........................  26

38.    BROKER AND AGENT......................................  26

39.    WAIVER OF JURY TRIAL..................................  27

40.    ENFORCEMENT OF LEASE..................................  27

41.    NOTICES...............................................  27

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
42.    ESTOPPEL CERTIFICATES.................................  28

43.    HOLDING OVER..........................................  28

44.    RIGHTS RESERVED BY LESSOR.............................  29

45.    COVENANTS OF LESSOR...................................  29

46.    RECORDADON............................................  30

47.    RULE AGAINST PERPETUITIES.............................  30

48.    GENDER................................................  30

49.    BENEFIT AND BURDEN....................................  30

50.    GOVERNING LAW.........................................  31

51.    SAVINGS CLAUSE........................................  31

52.    CORPORATE LESSEE......................................  31

53.    JOINT AND SEVERAL LIABILITY...........................  32

54.    FINANCIAL STATEMENTS..................................  32

55.    ENVIRONMENTAL REQUIREMENTS............................  32

56.    BUSINESS DAY/WORKING DAY..............................  33

57.    ENTIRE AGREEMENT......................................  33

                                   EXHIBITS
                                   --------

     A.  Floor Plan, Demised Premises

     B.  Specifications for Office Space

     C.   Rules and Regulations

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

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     D.  Confirmation as to Date of Delivery and Acceptance of Possession of
          Demised Premises

     E.  Specifications for Office Cleaning

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                                  OFFICE LEASE


     THIS DEED OF LEASE (the "Lease"), made and entered into on this 20th day of
                                                                     ----

February, 1995, by and between CarrAmerica Realty Corporation, a Maryland
---------
corporation, hereinafter called "Lessor," and PSINet, Inc., a New York corporation, hereinafter called "Lessee".

     WITNESSETH, That, for and in consideration of the rents, mutual covenants, and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1.   DEMISED PREMISES
     ----------------


================================================================================

     (A) Lessor does hereby lease to Lessee, and does hereby lease from Lessor, for the term and upon the conditions hereinafter provided, certain area stipulated and agreed to comprise 1,749 square feet of rentable area on the third (3rd) floor of the office building situated at 11180 Sunrise Valley Drive, Reston, Virginia 20191 (such building being hereinafter referred to as the "Building" and such rentable area being hereinafter referred to as the "Demised Premises"). The Demised Premises has been assigned Suite No. 320 and is outlined on the floor plan attached hereto and made a part hereof as Exhibit A.

================================================================================


================================================================================

     (B) Lessee accepts possession of the Demised Premises in its "as is" condition existing on the date possession is delivered to Lessee, without requiring any alterations, improvements, or decorations to be made by Lessor at Lessor's expense.

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     (C)  Lessee represents that it has thoroughly examined the Demised Premises and is aware of and accepts the existing condition of the Demised Premises and the Building.

2.   TERM
     ----


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

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     (A)  Subject to and upon the covenants, agreements and conditions of Lessor and Lessee set forth herein, or in any Exhibit or Addendum hereto, the term of this Lease shall commence on the 1st day of March, 1998 (hereinafter called the "Commencement Date"), and expire on the 31st day of March, 2002.

================================================================================

     (B) In the event Lessor is unable to deliver possession of the Demised Premises to Lessee by the Commencement Date due to causes beyond the control of Lessor, Lessor, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from this Lease, because of Lessor's inability to deliver the Demised Premises. The Commencement Date shall be extended, however, to the date Lessor delivers possession of the Demised Premises, and Lessee's obligations, including the payment of rent, pursuant to this Lease shall commence thereon.

     (C) When Lessee accepts possession of the Demised Premises, Lessor and Lessee shall execute the "Confirmation as to Date of Delivery and Acceptance of Possession of Demised Premises," attached hereto as Exhibit D, which shall confirm the Commencement Date. Lessee's failure to execute Exhibit D attached hereto shall not in any manner affect the Commencement Date otherwise established pursuant to the terms of this Lease.

     (D) For the purposes of this Lease, the term "Commencement Date" shall also mean any extended Commencement Date which may be established pursuant to the operation of the provisions of this section of the Lease.

3.   USE
     ---

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     Lessee shall use and occupy the Demised Premises solely for general office purposes in accordance with the applicable zoning regulations. The Demised Premises shall not be used for any other purpose without the prior written consent of Lessor. Lessee will not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of all governments, government agencies and any other public authority having jurisdiction over the Demised Premises.

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4.   RENT
     ----

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     (A)  Lessee covenants and agrees to pay to Lessor rent of any kind or nature specified in this Lease, including Monthly Rent (as hereinafter defined) and any sums, charges, expenses

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

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and costs identified in this Lease as additional rent to be paid by Lessee to
Lessor. Lessee's obligation to pay rent shall begin on the Commencement Date and shall continue to remain an obligation of Lessee until completely satisfied.

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     (B)  Lessee shall make all payments of rent by check, payable to
"CarrAmerica Realty Corporation, t/a Reston" and delivered to P.O. Box 277813, Atlanta, Georgia 30384-7813 or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee, without demand and without deduction, set-off or counterclaim. If Lessor shall at any time or times accept rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Lessor's rights hereunder.

     (C) The monthly rent for the Demised Premises (hereinafter referred to as "Monthly Rent-) as of the Commencement Date, which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be Three Thousand Six Hundred Forty-Three and 75/lOOths Dollars ($3,643.75), subject to adjustment as provided in the section of this Lease entitled "ANNUAL RENT RATE ESCALATIONS." The term "Monthly Rent" is deemed to mean Monthly Rent as adjusted pursuant to the operation of the provisions of said section of this Lease.

     (D) Monthly Rent as specified above shall be payable in advance on the first day of each calendar month during the term of this Lease. Lessee shall also pay to Lessor with the payment of Monthly Rent such payments of additional rent provided for in the section of the Lease entitled "OPERATING EXPENSES AND REAL ESTATE TAXES."

     (E) If the Commencement Date, and therefore the obligation under the Lease to pay Monthly Rent hereunder, begins on a day other than the first day of a calendar month, then Monthly Rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (l/30th) of Monthly Rent for each day of that month from and including the Commencement Date, payable in advance, as specified above.

5.   ADVANCE RENTAL/SECURITY DEPOSITS
     --------------------------------

     (A) Simultaneously with the execution of this Lease by Lessee, Lessee shall deposit with Lessor the sum of Three Thousand Six Hundred Forty-Three and 75/1OOths Dollars ($3,643.75), as a deposit towards payment of Monthly Rent for the first (1st) full calendar month of the term of this Lease (hereinafter referred to as the " Rental Deposit"). Any good faith deposit made at the time Lessee executed and delivered to Lessor any letter of intent or proposal to lease

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

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shall be applied toward the amount of this Rental Deposit. Such Rental Deposit, prior to its being applied to the applicable payment of Monthly Rent, shall be security for the payment and performance by Lessee of all Lessee's obligations, covenants, conditions and agreements under this Lease, and Lessor shall have the right, but shall not be obligated, to apply all or any portion of the Rental Deposit to cure any default by Lessee, in which event Lessee shall be obligated to promptly deposit with Lessor the amount necessary to restore the Rental Deposit to its original amount. In the event Lessee fails to perform its obligations and to take possession of the Demised Premises on the Commencement Date provided herein, said Rental Deposit shall not be deemed liquidated damages and Lessor may apply the Rental Deposit to reduce Lessor's damages, and such application of the Rental Deposit shall not preclude Lessor from recovering from Lessee all additional damages incurred by Lessor.

     (B) Simultaneously with the execution of this Lease by Lessee, Lessee shall also deposit with Lessor an additional sum of Three Thousand Six Hundred Forty-Three and 75/100ths Dollars ($3,643.75) (hereinafter referred to as the "Security Deposit"). Such Security Deposit shall be security for the payment and performance by Lessee of all Lessee's obligations, covenants, conditions and agreements under this Lease, and Lessor shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure any default by Lessee, in which event Lessee shall be obligated to promptly deposit with Lessor the amount necessary to restore the Security Deposit to its original amount. In the event Lessee fails to perform its obligations and to take possession of the Demised Premises on the appropriate Commencement Date provided herein, or Lessee otherwise fails to perform its obligations under this Lease, said Security Deposit shall not be deemed liquidated damages and Lessor may apply the Security Deposit and the Rental Deposit as provided above to reduce Lessor's damages, and such application of the Security Deposit shall not preclude Lessor from recovering from Lessee all additional damages incurred by Lessor. Lessee hereby waives any applicable law requiring the placement of such monies in an interest-bearing or a separate escrow account. In the event Lessee fully and faithfully complies with all terms, covenants, and conditions of this Lease, the Security Deposit shall be returned to Lessee within thirty (30) days following the expiration of the term of this Lease and Lessee's surrender of the Demised Premises in accordance with the terms of this Lease. Lessor shall deliver the Security Deposit to any purchaser or other successor or assignee of Lessor's interest in the Demised Premises in the event that such interest is sold or otherwise transferred and Lessor shall be discharged and released from all further liability with respect to the Security Deposit and Lessee agrees to look solely to the successor or other new Lessor for the return of the Security Deposit. No holder of a mortgage or deed of trust to which this Lease is subordinate shall be responsible in connection with the Security Deposit unless such mortgagee or holder of such deed of trust shall have actually received the Security Deposit.

6.   OPERATING EXPENSES AND REAL ESTATE TAXES
     ----------------------------------------

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     (A)  If the Operating Expenses (as defined below) of the Building increase during any calendar year after calendar year 1998 (hereafter called the "Base Yearn), Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the increase in such Operating

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

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Expenses. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of office area in the Building, which percentage is stipulated and agreed to be 2.23%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee.

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     (B)  The term "Operating Expenses. shall mean (i) any and all expenses, charges and fees incurred in connection with managing, operating, maintaining, servicing, cleaning, insuring and repairing the Building, all Building systems (including without limitation all mechanical, electrical, plumbing, heating, air conditioning, ventilation, elevator, and fire and life safety systems), atrium (if any), adjacent areas and related land and exterior appurtenances (including without limitation all parking areas and access ways); (ii) the cost of electricity, water, and sewer service to the Building, including adjacent areas and related land and exterior appurtenances (including without limitation all parking areas and access ways); and (iii) any transit, personal property, sales, rental, use, license, gross receipts and occupancy tax and other similar charges, ordinary or extraordinary, foreseen or unforeseen, levied, imposed or assessed against Lessor and not otherwise included as Real Estate Taxes (as defined below) pursuant to this section of the Lease. Operating Expenses shall not include the following: (a) the costs and expenses of capital improvements (except the costs and expenses of capital improvements made subsequent to the Base Year and reasonably intended to reduce Operating Expenses or required by public authorities to bring the Building in compliance with applicable laws or regulations, with the costs and expenses of those improvements (with interest at (i) Lessor's cost of funds, or (ii) if the improvement is not financed, the prime rate reported in the Wall Street Journal) being amortized over the Approved Period (as herein below defined) and with only the amortized amount of the costs and expenses of those improvements attributable to a calendar year being an element of Operating Expenses in that particular calendar year); (b) interest and amortization of mortgages; (c) base ground rent, if any (i.e., exclusive of real estate taxes, utilities, insurance and other "net" elements constituting rent under a ground lease); (d) depreciation of the Building; (e) compensation paid to officers or executives of Lessor or Agent; (f) leasing commissions; (g) income or franchise taxes; (h) attorneys' fees incurred by Lessor in the preparation or enforcement of any lease or in connection with a tenant dispute arising thereunder; (i) costs of clean up of any Materials (as hereinafter defined) in, on or under the Building or land associated therewith (other than in the normal course of business of operating, maintaining and repairing the Building and equipment therein), to the extent such costs of clean up are not incurred as a result of any act, omission, or negligence of Lessee or its subtenants, agents, employees or contractors; and (j) costs, including permits, licenses, and inspection costs, incurred with respect to the construction or installation of tenant improvements for new tenants in the Building (collectively the "Excluded Items"). Operating Expenses shall also not include Real Estate Taxes (as defined

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

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in (D) below). The "Approved Period" shall mean the economic useful life of the improvement, except that, with respect to an improvement made for the purpose of reducing Operating Expenses, Lessor may amortize the expense over the period such that the yearly amortization amount is equal to the projected annual savings as reasonably estimated by Lessor.

     (C) If the Real Estate Taxes increase during any calendar year after the Base Year, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the increases in such Real Estate Taxes. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office areas in the Building, which percentage is stipulated and agreed to be 2.23%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee.

     (D) The term "Real Estate Taxes n shall mean (i) any and all real estate taxes and ad valorem taxes, surcharges, special assessments and impositions, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind levied, assessed, or imposed against the Building or land upon which the Building is located thereon, and (ii) expenses (including reasonable attorneys' fees, appraisers' fees and expert witness fees) incurred in reviewing, protesting or seeking a reduction of Real Estate Taxes or any assessment related thereto.

     (E) If there is any change by the taxing body in the period for which any of the Real Estate Taxes are levied, assessed or imposed, Lessor shall have the right, in its sole but reasonable discretion, to make appropriate adjustments with respect to computing Real Estate Taxes for the Base Year and increases in Real Estate Taxes. If Lessor's contest of Real Estate Taxes for the Base Year results in a decrease in Real Estate Taxes for such Base Year, the Real Estate Taxes for the Base Year shall mean the amount incurred following such contest, and Lessor shall have the right to bill Lessee for prior underpayments of Real Estate Taxes thereby resulting.

     (F) Lessor shall notify Lessee prior to the beginning of calendar year 1999 and each calendar year thereafter of Lessor's good faith estimate of the amount of Operating Expenses (the "Estimated Operating Expenses") and the amount of Real Estate Taxes (the "Estimated Real Estate Taxes") that Lessor likely will incur for the Building during the coming calendar year, and pursuant to Paragraph (G) hereof, shall advise Lessee of the amount of its Estimated Payments (as defined below) for the coming calendar year.

     (G) Lessee shall pay to Lessor, as additional rent, an amount equal to the sum of (i) one-twelfth (l/12th) of Lessee's proportionate share of the amount by which the Estimated Operating Expenses exceed the Operating Expenses for the Base Year and (ii) one-twelfth (1/12th) of Lessee's proportionate share of the amount by which Estimated Real Estate Taxes exceed the Real Estate Taxes for the Base Year (collectively the "Estimated Payments"). The components of the Estimated Payments described in clauses (i) and (ii) of the preceding sentence shall be calculated independently without reference to one another. Lessee shall commence to make its first Estimated Payments on the first day of January, 1999. Thereafter, Lessee shall make its Estimated Payments on the first day of each calendar month. Lessee shall pay the same

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amount of the Estimated Payments until the amount is adjusted, effective the next succeeding January 1, based upon Lessor's good faith determination of the Estimated Operating Expenses and Estimated Real Estate Taxes for the following calendar year.

     (H) Within ninety (90) days after the expiration of each calendar year (including the calendar years in which the Commencement Date and expiration or earlier termination of this Lease occurs), a firm of certified public accountants selected by Lessor, shall audit Lessor's books and records for the Building. Thereafter, Lessor shall determine any increase in the Operating Expenses and Real Estate Taxes for such calendar year over the Operating Expenses and Real Estate Taxes for the Base Year. The Operating Expenses and Real Estate Taxes for each calendar year shall be those actually incurred; provided, however, that if the Building was not at least ninety-five percent (95%) occupied during the entire calendar year on a monthly weighted average basis, the Operating Expenses shall be adjusted to project the Operating Expenses as if the Building were ninety-five percent (95 %) occupied on a monthly weighted average basis. The parties have agreed that the categories of expenses to be so adjusted in such event shall be limited to (i) electricity,
(ii) nighttime janitorial service, (iii) water and sewer charges, and (iv) (if and so long as the management fee varies proportionately with the gross income of the Building) the management fee.

     (I) Lessor shall submit to Lessee a statement setting forth Lessor's determination of (i) any increases in Operating Expenses and Real Estate Taxes over the Operating Expenses and Real Estate Taxes, respectively for the Base Year; (ii) Lessee's proportionate share of such increases; and (iii) Lessee's net obligation for such Operating Expenses and Real Estate Taxes for the calendar year ("Lessee's Net Obligation") which reflects the credit of Lessee's Estimated Payments for Estimated Operating Expenses and Estimated Real Estate Taxes during the prior calendar year. In computing Lessee's Net Obligation, Lessee's obligations with respect to each of (x) increases in Operating Expenses and (y) increases in Real Estate Taxes, shall be computed independently without reference to one another. Within thirty (30) days after the delivery of such statement (including any statement delivered after the expiration or earlier termination of this Lease), Lessee shall pay Lessor the full stated amount of Lessee's Net Obligation. If the aggregate amount of Lessee's Estimated Payments during the prior calendar year exceeds Lessee's proportionate share of (i) the increases in Operating Expenses and (ii) the increases in Real Estate Taxes, the excess, at Lessor's option, shall be refunded to Lessee or credited to Lessee's next Estimated Payment(s), until such excess is fully refunded to Lessee or credited to Lessee as provided above.
(D Lessee, and/or an independent certified public accounting firm offering a full range of accounting services retained by Lessee on a non-contingent fee basis, may, at Lessee's expense, at reasonable times, audit Lessor's books and records for the Building relating to Lessor's determination of any increase or decrease in the Operating Expenses and Real Estate Taxes for (i) the calendar year for which Lessor's current determination is being made, (ii) the two (2) prior

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

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calendar years, and (iii) the Base Year. Lessor shall compute the
Operating Expenses and Real Estate Taxes on the accrual basis.

7.   ANNUAL RENT RATE ESCALATIONS
     ----------------------------

================================================================================

     The annual rent rate for the Demised Premises (the "Annual Rent Rate ") as of the Commencement Date is Twenty-five and 00/100ths Dollars ($25.00) per rentable square foot, and the Annual Rent Rate (as then adjusted pursuant to this section) shall be increased annually during the term of this Lease in accordance with the following provisions. Effective on March 1, 1999 and on each March 1 thereafter during the term of this Lease, the then effective Annual Rent Rate shall be increased by multiplying the then effective Annual Rent Rate by 1.03, and the Annual Rent Rate as adjusted pursuant to this section shall become the new Annual Rent Rate for purposes of determining the Monthly Rent payable under this Lease. At all times during the term of this Lease, Monthly Rent shall be equal to the quotient of (a) the then effective Annual Rent Rate (as adjusted pursuant to this section) multiplied by the number of square feet of rentable area of the Demised Premises, divided by (b) twelve (12).

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8.   PARKING
     -------

================================================================================

     Provided Lessee is then leasing one hundred percent (100%) of the Demised Premises and it is not then in default hereunder, Lessee shall have the right during the term of this Lease to park up to five (5) automobiles in the parking area(s) serving the Building as designated by Lessor, subject in all events to the reasonable rules and regulations of Lessor as may be amended from time to time. Parking for Lessee and its employees shall be available on a nonexclusive first-come, first-served basis, at no charge to Lessee or its employees; provided, however, that Lessor, in its sole discretion, reserves the right at any time during the term of this Lease to charge business invitees, clients or guests of Lessee a fee (hourly, daily or otherwise) for the use of the parking area, provided that any such fee shall be comparable to the parking rate(s) then prevailing in comparable parking facilities serving comparable office buildings in Reston, Virginia. Notwithstanding the foregoing, Lessor, at Lessee's sole cost and expense, shall designate two (2) of Lessee's five (5) parking spaces as reserved for Lessee's exclusive use (the "Reserved Spaces"), which Reserved Spaces shall be located within the covered parking area serving the Building in a location as reasonably determined by Lessor. Lessor reserves the right to designate portions of the parking areas serving the building for the exclusive and reserved use of any tenant(s) in the Building, and Lessee shall prohibit its employees from parking in any such reserved areas. Lessor shall not be liable for damage to or loss of any vehicle using the parking area, including any damage or loss due to theft, vandalism, collision, fire or other casualty, nor shall Lessor be liable for any injury to any person using the parking area regardless of the cause of such injury, and Lessee agrees to indemnify and save harmless Lessor and its Agent from any

================================================================================

such liability. All persons using the parking area shall do so at their own risk, and Lessee agrees to notify its employees, agents, visitors, guests and invitees of the same. Lessee may not assign its right to use the parking area without the prior written consent of Lessor. Lessee shall comply, and shall cause its employees to comply, with all reasonable rules and regulations of Lessor (or its parking operator or manager, if and as applicable) governing the use of such parking area, as such rules and regulations may be promulgated or modified by Lessor (or its parking operator or manager) from time to time. Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, and Lessor shall not be liable to Lessee for violation of the same by any other tenant, another tenant's employees, agents, business invitees, customers, clients, family members or guests. Lessor's remedies under such rules and regulations may include, but shall not be limited to, the right to tow away at the owner's expense, any vehicles not parked in compliance with the parking rules and regulations. Lessor further reserves the right to implement a parking attendant or other parking program to monitor access to and use of the parking areas, and to include all costs thereof as an Operating Expense.

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9.   ASSIGNMENT AND SUBLETTING
     -------------------------

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     (A)  Lessee may not assign or otherwise transfer this Lease, or sublet
(including permitting occupancy or use by another party) the Demised Premises, or any part thereof, without giving Lessor thirty (30) days prior written notice of Lessee's intention to assign this Lease or sublet all or any part of the Demised Premises. In the event Lessee seeks permission to sublease a part of the Demised Premises, the notice shall also identify the area of the Demised Premises Lessee seeks to sublease. Within thirty (30) days after receipt of said notice of intent to assign or sublease, Lessor shall have the option (i) to elect to terminate the Lease, if Lessee desires to assign this Lease, or (ii) to terminate the Lease with regard to that portion of the Demised Premises which Lessee seeks to sublet, or alternately to sublet that portion of the Demised Premises from Lessee for the term which Lessee desires to sublet that portion of the Demised Premises, at the rate and upon the same terms and conditions as Lessee is leasing the Demised Premises from Lessor. Lessor may exercise the option by giving Lessee written notice of its election to exercise the option within said thirty (30) day period.

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     (B)  The effective date of termination, or the effective date of commencement of the sublease to Lessor, shall be mutually agreed upon by Lessor and Lessee. If the parties cannot agree upon a termination date or upon a sublease commencement date, the termination date or

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

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sublease commencement date shall be the date that is sixty (60) days after the date Lessor received the notice that Lessee desired to assign the Lease or sublet all or any portion of the Demised Premises. Upon termination, all of the rights and obligations of Lessor and Lessee under the terms of this Lease shall be terminated, or terminated with regard to that portion of the Demised Premises that Lessee notified Lessor that Lessee desired to sublet, except that Lessee shall continue to be obligated to pay rent and all other charges for the Demised Premises which accrue to the date of termination.

     (C) If Lessor does not exercise its option to terminate or sublet, Lessee may assign this Lease or sublet all or any part of the Demised Premises within one hundred twenty (120) days after the date that the thirty (30) day period referenced above expires. Lessee shall be required however to obtain Lessor's prior written consent to any assignee or any sublessee, which consent may not be unreasonably withheld, contingent upon the proposed assignee or sublessee being similar in kind and character to other private-sector office tenants in the Building and financially reliable. The form of documentation implementing such assignment or subletting shall be on Lessor's approved form of sublease or assignment, or such other form of documentation which is acceptable to Lessor in its reasonable discretion. In the event that Lessee fails to present to Lessor any sublease or assignment agreement, fully executed by the parties hereto, within said one hundred twenty (120) day period, Lessee may not assign this Lease or sublet the Demised Premises without first affording Lessor the option to terminate or sublease as previously provided for in this section.

     (D) Lessee shall reimburse to Lessor, as additional rent, all costs and expenses, including reasonable attorney's fees, which Lessor incurs by reason of or in connection with any assignment, sublease, or leasehold mortgage proposed or granted by Lessee (whether or not permitted under this Lease), and all negotiations and actions with respect thereto, together with a processing fee of Five Hundred and 00/l00ths Dollars ($500.00) per assignment, sublease, or leasehold mortgage proposed or granted by Lessee, such additional rent to be due and payable within fifteen (15) days of receipt of a statement of such costs and expenses from Lessor.

     (E) No assignment of this Lease shall be effectuated by operation of law or otherwise without the prior written consent of Lessor. For the purposes of this Lease, (i) the transfer of fifty percent (50%) or more of the ownership interest of Lessee or the transfer and/or issuance of more than fifty percent (50%) of the voting stock of Lessee, if Lessee is not a publicly held corporation, to any persons or entities that are not owners or stockholders of Lessee on the date of execution of this Lease, or (ii) the sale, transfer or other conveyance of all or substantially all of Lessee's assets, shall be deemed an assignment of this Lease thereby giving Lessor the right to consent to such transaction and/or the option to terminate this Lease as provided above.

     (F) Notwithstanding the foregoing provisions of this section, Lessee has the right to assign this Lease or sublet the Demised Premises in whole or in part to any subsidiary or affiliate of Lessee, or a successor corporation of Lessee, upon giving Lessor ten (10) days' prior written notice of such assignment or subleasing. Such an assignment or sublease shall not trigger Lessor's right to terminate the Lease or subsequently require Lessor's consent to any assignee or sublessee. A "subsidiary" of Lessee shall mean any corporation not less than fifty percent (50%)

================================================================================

of whose outstanding voting stock shall, at the time, be owned, directly or indirectly, by Lessee. An "affiliate" of Lessee shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Lessee. For purpose of the definition of "affiliate," the word "control" (including "controlled by" and "under common control within), as used with respect to any corporation, partnership, or association, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular corporation, partnership or association, whether through the ownership of voting securities or by contract or otherwise. A "successor corporation" shall mean any corporation resulting from a merger with Lessee or a corporate reorganization of Lessee, so long as such successor corporation (i) acquires all or substantially all of Lessee's assets, (ii) continues Lessee's business operations at the Demised Premises, (iii) is a financially reliable, reputable and bona fide entity which has the financial capacity to undertake and perform the obligations of this Lease and which assumes all of Lessee's obligations under this Lease, and (iv) Lessee submits to Lessor such information as Lessor may reasonably request to determine that the requirements of (i) through (iii) have been satisfied.

     (G) Notwithstanding any other provision of this Lease to the contrary, Lessee shall have no right to transfer, assign, sublet, enter into license or concession agreements, or mortgage or hypothecate this Lease or Lessee's interest in the Demised Premises or any part thereof to a foreign government or to any individual or entity whereby enforcement of the obligations of the Lessee under this Lease might be limited by sovereign immunity. Any such attempted transfer, assignment, subletting, license or concession agreement mortgage or hypothecation shall be void and confer no rights on such foreign government or individual or entity.

     (H) The consent by Lessor to any assignment or subletting to any party other than Lessor, including a subsidiary or affiliate, shall not be construed as a waiver or release of Lessee from the terms of any covenant or obligation under this Lease. Lessor's collection or acceptance of rent from any assignee of Lessee shall not constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Lessee from giving Lessor said thirty (30) days notice or from obtaining the consent in writing of Lessor to any further assignment or subletting. In the event that Lessee is in default of any term or provision of this Lease, Lessee hereby assigns to Lessor the rent due from any subtenant of Lessee and hereby authorizes and directs each such subtenant, upon notice from Lessor, to pay said rent directly to Lessor, the collection or acceptance of rent from any subtenant in such instance not to constitute a waiver or release of Lessee of any covenant or obligation contained in this I ease.

     (I) Lessee shall not mortgage or encumber this Lease without the prior written consent of Lessor.

================================================================================

================================================================================

10.  ALTERATIONS
     -----------

================================================================================

     (A) Lessee shall make no alterations, installations, additions or improvements (hereinafter collectively called "Alterations.) in or to the Demised Premises or the Building without Lessor's prior written consent. Consent by Lessor to Lessee's Alterations shall not be unreasonably withheld, conditioned or delayed, except that Lessor may withhold its consent for any reason with regard to requested Alterations by Lessee which could (i) affect the structure of the Building or the mechanical, plumbing or electrical systems of the Building, or (ii) cause the imposition of additional costs or obligations on Lessor. Lessee, at its sole cost and expense, shall provide Lessor with a copy of the original or revised full-floor mechanical and electrical plans for the floor or floors on which the Alterations are to be made, revised by the Building architect and engineers to show Lessee's proposed Alterations. If any Alterations are made without the prior written consent of Lessor, Lessor may correct or remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor in the performance of this work. All Alterations shall be made (i) at Lessee's sole expense; (ii) at such times and in such manner as Lessor may designate; (iii) in a good, working workmanlike, first-class and prompt manner; (iv) using new materials only; (v) in accordance with Lessor's construction regulations (as the same may be modified or amended from time to time); (vi) in accordance with all applicable legal requirements and the requirements of any insurance company insuring the Building; and (vii) only by such contractors or mechanics as are approved in writing by Lessor. Approval of contractors or mechanics by Lessor, which approval may not be unreasonably withheld, shall be based upon the contractors or mechanics being properly licensed, their financial posture, experience and past job performance. Lesser reserves the right to charge Lessee a construction supervision or management fee for Alterations performed by or on behalf of Lessee, other than those Alterations that are purely cosmetic and decorative in nature. Prior to the commencement of any Alterations in the Demised Premises, Lessee shall submit to Lessor copies of all permits required in connection therewith, and upon the completion of any Alterations, Lessee, at its expense, shall furnish to Lessor a set of the "as-built" plans for such Alterations constructed or installed in the Demised Premises.

================================================================================

     (B) All Alterations to the Demised Premises, whether made by Lessor or Lessee, and whether at Lessor's or Lessee's expense, or the joint expense of Lessor and Lessee, shall be and remain the property of Lessor. Notwithstanding the foregoing, however, any Alterations, fixtures or any other property installed in the Demised Premises at the sole expense of Lessee and with respect to which Lessee has not been granted any credit or allowance by Lessor and which can be removed without causing material damage to the Demised Premises and the Building or the Demised Premises, shall be and remain the property of Lessee. In the event Lessee removes any of these Alterations and the like, Lessee agrees, at Lessor's election, (i) to repair any damage to the Building caused by said removal and to restore the Demised Premises to a condition no less than the Building standard condition as identified in Exhibit __, or (ii) pay Lessor, as additional rent, for all costs incurred by Lessor to undertake such repairs. Any replacements of any property

================================================================================

or improvements of Lessor, whether made at Lessee's expense or otherwise, shall be and remain the property of Lessor.

     (C) Lessor, at the expiration or earlier termination of the term of the Lease, may elect to require Lessee to remove all or any part of the Alterations made by Lessee subsequent to the Commencement Date, unless Lessor agrees in writing not to require the removal of any Alterations at the time Lessor consents to the Alterations. Removal of Lessee's Alterations shall be at Lessee's cost and expense, and Lessee agrees, at Lessor's election, (i) to repair any damage to the Demised Premises or the Building caused by such removal and to restore the Demised Premises to a condition no less than the Building standard level as identified in Exhibit _, or (ii) pay Lessor, as additional rent, all costs incurred by Lessor to undertake such repairs.

     (D) Lessee shall remove all of Lessee's property at the expiration or earlier termination of the Lease. In the event Lessee does not remove Lessee's property at the expiration or earlier termination of the Lease, such property shall become the property of Lessor.

     (E) In the event Lessee fails to remove its property or the Alterations requested to be removed by Lessor on or before the expiration, or earlier termination, of the term of the Lease, then Lessor may remove such property and Alterations from the Demised Premises at Lessee's expense, and Lessee hereby agrees to pay to Lessor, as additional rent, the cost of such removal together with any and all damages which Lessor may suffer and sustain by reason of the failure of Lessee to remove the same. Said amount of additional rent shall be due and payable upon receipt by Lessee of a written statement of costs and damages from Lessor.

11.  LIENS
     -----

     (A) If any mechanics' or other lien is filed against the Demised Premises, or the Building of which the Demised Premises are a part, for work, labor, services, or materials, done for or supplied to or claimed to have been done for or supplied to Lessee, such lien shall be discharged by Lessee, at its sole cost and expense, within ten (10) days from the date Lessee receives written demand from Lessor to discharge said lien, by the payment thereof or by filing any bond required by law. If Lessee shall fail to discharge any such lien, Lessor may, at its option, discharge the same and treat the cost thereof as additional rent, due and payable upon receipt by Lessee of a written statement of costs from Lessor. It is hereby expressly covenanted and agreed that such discharge of any lien by Lessor shall not be deemed to waive or release Lessee from its default under the Lease for failing to discharge the same.

     (B) Lessee will indemnify and hold harmless Lessor from and against any and all claims, damages and expenses incurred by Lessor, arising from any liens placed against the Demised Premises or the Building and the land upon which it is situated, as a result of Lessee

================================================================================

================================================================================

undertaking construction work in the Demised Premises at its own cost and under its own control and direction, or making any Alterations to the Demised Premises.

12.  MAINTENANCE BY LESSEE
     ---------------------

================================================================================

     (A) Lessee shall keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, shall take good care thereof, and shall suffer no waste or injury thereto. At the expiration or earlier termination of the term of this Lease, Lessee shall surrender the Demised Premises broom clean and in the same order and condition in which they were on the Commencement Date, ordinary wear and tear and damage by the elements, fire and other insured casualty excepted.

================================================================================

     (B) To the extent that Lessee's use or uses of the Demised Premises or Lessee's manner of operation creates a need or requirement under applicable statute, ordinance or regulation of any governmental authority to modify or alter the Demised Premises, or its manner of operation, maintenance and repair, Lessee shall be fully responsible for the costs to undertake such changes, and to obtain approval from Lessor pursuant to the section of this Lease entitled "ALTERATIONS". to undertake such changes.

13.  SIGNS AND ADVERTISEMENTS
     ------------------------

================================================================================

     (A) No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building, except with Lessor's prior written consent and then only in such place, number, size, color and style (i.e., Building standard lettering) as is authorized by Lessor. If any such sign, advertisement or notice is exhibited without first obtaining Lessor's written consent, Lessor shall have the right to remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor by said removal, as additional rent.

================================================================================

     (B) Lessor agrees to display Lessee's name on the Building directory in the size and style of lettering used by Lessor, at Lessee's expense. Issue may display its name on the main entry door of the Demised Premises in Building standard color, size and style of lettering, at Lessee's expense.

     (C) Lessor shall have the right to prohibit any published advertisement of Lessee which in its opinion tends to impair the reputation of the Building or its desirability as a high quality office building, and, upon written notice from Lessor, Lessee shall immediately refrain from and discontinue any such advertisement.

================================================================================

14.  DELIVERIES AND MOVING OF LESSEE'S PROPERTY
     ------------------------------------------

================================================================================

     No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except in the manner and during the times approved by Lessor. Lessee shall obtain Lessor's determination prior to moving said property into the Building. All moving of furniture, equipment and other material within the public areas shall be under the direct control and supervision of Lessor who shall, however, not be responsible for any damage to or charges for moving the same. Lessor shall have the sole right to determine the load capacities of the elevators of the Building and to determine if Lessee's property can be safely transported in the elevators. Lessee agrees promptly to remove from the sidewalks adjacent to the Building any of the Lessee's furniture, equipment or other material there delivered or deposited.

================================================================================

15.  LESSEE'S EQUIPMENT
     ------------------

================================================================================

     (A) Lessee will not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than typewriters, word processing machines, personal desktop computers, adding machines, radios, televisions, tape recorders, dictaphones, bookkeeping machines, copying machines, clocks, and other business machines and equipment normally employed for general office use which do not require high electricity consumption for operation, without first obtaining the prior written consent of Lessor, who may condition such consent upon payment by Lessee of additional rent as compensation for additional consumption of electricity and/or other utility services. Such additional rent shall be in addition to Lessee's obligations, pursuant to the section of this Lease entitled, "OPERATING EXPENSES AND REAL ESTATE TAXES" to pay its proportionate share of increases in Operating Expenses.

================================================================================

     (B) If any or all of Lessee's equipment requires electricity consumption in excess of the capacity of the electrical system installed by Lessor in the Demised Premises, all additional transformers, distribution panels and wiring that may be required to provide the amount of electricity required for Lessee's equipment shall be installed by Lessor at the cost and expense of Lessee. If Lessee's equipment causes Lessee's consumption of electricity to exceed an average of five (S) watts per rentable square foot, or if such equipment is to be consistently operated beyond the normal Building hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to

================================================================================

================================================================================

1:00 p.m. on Saturday, Lessor may install at its option (i) a separate electric meter for the Demised Premises at Lessee's sole cost and expense, or (ii) a separate meter for the specific equipment that is causing Lessee's excessive consumption of electricity at Lessee's sole cost and expense. In the event Lessor installs a separate meter for the Demised Premises, Lessee shall then pay the cost of electricity it consumes as recorded by such meter directly to the electric company, and an appropriate adjustment shall be made to Lessee's proportionate share of Operating Expenses to reflect Lessee's reduced consumption of electricity because of such separate metering of the Demised Premises. In the event Lessor separately meters the specific equipment, Lessee shall be billed periodically by Lessor based upon such consumption and no adjustment shall be made to Lessee's proportionate share of Operating Expenses.

     (C) Lessee shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Demised Premises or the Building without first obtaining the prior written consent of Lessor. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Lessor or to any tenant in the Building shall be installed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

     (D) Lessor shall have the right to prescribe the weight and position of all heavy equipment and fixtures, including, but not limited to, data processing equipment, record and file systems, and safes which Lessee intends to install or locate within the Demised Premises. Lessee shall obtain Lessor's prior review and approval before installing or locating heavy equipment and fixtures in the Demised Premises, and if installation or location of such equipment or fixtures, in Lessor's opinion, requires structural modifications or reinforcement of any portion of the Demised Premises or the Building, Lessee agrees to reimburse Lessor, as additional rent, for any and all costs incurred by Lessor to make such required modifications or reinforcements, and such modifications or reinforcements shall be completed prior to Lessee installing or locating such equipment or fixtures in the Demised Premises. Lessee shall reimburse Lessor within thirty (30) days of receipt of any statement setting forth those costs.

16.  SERVICES AND UTILITIES
     ----------------------

================================================================================

     (A)  Lessor shall provide the following utilities and services:

================================================================================

          (1) Hot and cold water and lavatory supplies, it being understood and agreed that hot and cold water shall be furnished by Lessor only at those points of supply provided for general use of other tenants in the Building.

================================================================================

          (2)  Automatically operated elevator service at all times.

          (3) Cleaning and char services, as specified in Exhibit E, after normal business hours, Monday through Friday of each week, except on the holidays listed in subparagraph (4) below.

          (4) Heat and air-conditioning in season, Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturday from 9:00 a.m. to 1:00 p.m., except for the following holidays: New Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day, and any other federally-designated holiday which Lessor may choose to acknowledge and observe. Lessor shall provide heat and air-conditioning at times in addition to those specified in the preceding sentence at Lessee's expense, provided Lessee gives Lessor notice prior to 1:00 p.m. on a business day in the case of after-hours service on that business day and prior to 3:00 p.m. on the immediately preceding business day in the case of after-hours service on a Saturday, a Sunday or a holiday. Lessor shall charge Lessee for said after-hours services the same rate it charges other tenants, which is $20.00 per hour per floor on the date of execution of this Lease. Lessor reserves the right, in its sole discretion, to increase the hourly charge for said after-hours service, but in no event shall the rate per hour charged Lessee be more than the rate per hour charged other tenants of such floor. In the event the same after hours service is also requested by other tenants of such floor in addition to Lessee, the charge therefor to each tenant requesting such after-hours service shall be prorated among all requesting tenants based upon the respective square footages of each of the demised premises of the tenants requesting such after-hours service.

          (5) Maintenance, painting and electric lighting service for all public areas and special service areas in the Building.

          (6) A controlled-access system to the Building comparable to other first-class office buildings in the city or county where the Building is located.


          (7) Electricity and proper electrical facilities to furnish sufficient electricity for equipment of Lessee installed pursuant to the section of this Lease entitled, "LESSEE'S EQUIPMENT".

     (B) In the event any public utility supplying energy requires, or government law, regulation, executive or administrative order results in a requirement, that Lessor or Lessee must reduce, or maintain at a certain level, the consumption of electricity for the Demised Premises or Building, which affects the heating, air-conditioning, lighting, or hours of operation of the

================================================================================

================================================================================

Demised Premises or Building, Lessor and Lessee shall each adhere to and abide by said laws, regulations or executive orders without any reduction in rent.

     (C) Lessor's inability to furnish, to any extent, these defined services, or any cessation thereof, resulting from, but not limited to, any causes including entry for inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the section of this Lease entitled 'ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATION,. or from renovation, redecoration or rehabilitation of any area of the Building, including the lobby, or any of the surrounding public spaces, shall not render Lessor liable for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of any portion of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the Building equipment or machinery cease to function properly for any cause, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for damages or for a rebate of any portion of rent on account of any interruptions in any services occasioned thereby or resulting therefrom.

17.  LESSEE'S RESPONSIBILITY FOR DAMAGE
     ----------------------------------

================================================================================

     Except as provided for in the section of this Lease entitled, "ALL RISK COVERAGE INSURANCE" any and all injury, breakage or damage to the Demised Premises or the Building arising from any cause done by Lessee or its agents, subtenants, licensees, contractors, servants, employees and visitors, or by individuals and persons making deliveries to or from the Demised Premises shall be repaired by Lessor at the sole expense of Lessee. Payment of the cost of such repairs by Lessee shall be due as additional rent with the next installment of Monthly Rent after Lessee receives a bill for such repairs from Lessor. This provision shall not be in limitation of any other rights and remedies which Lessor has or may have in such circumstances.

================================================================================

18.  ENTRY FOR INSPECPTIONS. REPAIRS AND INSTALLATIONS
     -------------------------------------------------

================================================================================

     (A) Lessee shall permit Lessor, or its agent, employees or contractors, without notice to Lessee, to enter the Demised Premises at all reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to examine, inspect and protect the Building, and, upon one (1) business day written notice, to make such repairs as in the judgment of Lessor may be deemed necessary to maintain or protect the Building, or to exhibit the same to prospective tenants during the last one hundred twenty (120) days of the term of this Lease. Lessor shall use reasonable efforts to minimize interference to Lessee's business when making repairs, but Lessor shall not be required to perform the repairs at a time other than during normal working hours.

================================================================================

     (B) In the event of an emergency, Lessor may enter the Demised Premises without notice and make whatever repairs are necessary to protect the Building.

     (C) Lessee shall permit Lessor, or its agents, employees or contractors, upon no less than ten (10) days prior written notice to Lessee, to enter the Demised Premises at reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to make installations related to the construction of pre-occupancy tenant work being performed by Lessor for other tenants of the Building, to make repairs, alterations and improvements arising due to repairs, alterations and improvements to any areas adjoining the Demised Premises, to erect, use and maintain pipes and conduits in and through the Demised Premises, or to make installations, improvements and repairs to utility services of the Building located in or about the Demised Premises. Lessor shall use reasonable efforts to minimize interferences with Lessee's business operations, but except in unusual circumstances, Lessor shall not be required to perform such work at a time other than normal working hours.

19.  INSURANCE RATING
     ----------------

     Lessee shall not conduct or permit to be conducted any activity, or place any equipment or property in or about the Demised Premises that will increase in any way the rate of All Risk Coverage insurance or other insurance on the Building, unless consented to by Lessor. Lessor's consent may be conditioned upon Lessee's payment of any costs arising directly or indirectly from such increase. If any increase in the rate of All Risk Coverage insurance or other insurance on the Building is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to Lessee's activity, equipment or property in or about the Demised Premises, said statement shall be conclusive evidence that the increase in such rate is due to such activity, equipment or property and, as a result thereof, Lessee shall be liable for such increase. Any such rate increase and related costs incurred by Lessor shall be deemed additional rent due and payable by Lessee to Lessor upon receipt by Lessee of a written statement of the rate increase and costs. Lessee may contest, at its sole cost and expense, any insurance rate increase, provided such action by Lessee will not adversely affect the insurance coverage of Lessor.

20.  INDEMNITY AND PUBLIC LIABILITY INSURANCE
     ----------------------------------------

================================================================================

     (A) Lessee shall indemnify and save harmless Lessor and its Agent from any and all liability, damage, expense, cause of action, suits, claims, judgments and cost of defense arising from injury to person or personal property in and on the Demised Premises, or upon any adjoining sidewalks or public areas of the Building, which arise out of the use and occupancy of

================================================================================

================================================================================

the Demised Premises or the act, failure to act or negligence of Lessee, its agents, contractors, employees, subtenants or licensees.

     (B) In order to assure such indemnity, Lessee shall, at its sole cost, carry and keep in full force and effect at all times during the term of this Lease, a commercial comprehensive general liability policy with a single limit of at least Two Million Dollars ($2,000,000.00) including coverage for bodily injury, property damage and personal injury liability. Any blanket policy carried by Lessee to insure the above obligation shall contain an endorsement (in form reasonably satisfactory to Lessor) providing a per location combined limit coverage in the above specified amount.

21.  WORKER'S COMPENSATION INSURANCE
     -------------------------------

================================================================================

     Lessee shall carry and keep in full force and effect at all times during the term of this Lease, at its sole cost, worker's compensation or similar insurance in form and amounts required by law. Such insurance shall contain waiver of subrogation provisions in favor of Lessor and its management agent.

================================================================================

22.  ALL RISK COVERAGE INSURANCE
     ---------------------------

     Lessor shall obtain and maintain All Risk Coverage insurance covering the Building and the Building-standard tenant improvements to the level specified in Exhibit B. Lessee shall obtain and maintain throughout the term of this Lease and any extension periods All Risk Coverage insurance insuring against damage to and loss of Lessee's Alterations and tenant improvements (above the level of the Building-standard tenant improvements as specified in Exhibit B), fixtures, equipment, furniture, and all other personal property in and about the Demised Premises. Lessor and Lessee hereby release each other and waive any claims they may have against the other for loss or damage to the Building, Demised Premises, tenant improvements, fixtures, equipment and/or any other personal property arising from a risk insured against under the All Risk Coverage insurance policies to be carried by Lessor and Lessee, as required above, even though such loss or damage was caused by the negligence of Lessor, Lessee, or their respective agents or employees (or any combination thereof), except for the amount of the deductible under said policies. Lessor and Lessee agree to obtain and maintain throughout the term of this Lease endorsements to their respective All Risk Coverage policies waiving the right of subrogation of their insurance companies against the other party and its agents and employees. Except to the extent expressly provided herein, nothing contained in this Lease shall relieve Lessor or Lessee of any liability to each other or to their insurance carriers which Lessor or Lessee may have under law or the provisions of this Lease in connection with

================================================================================

any damage to the Building, Demised Premises, tenant improvements, fixtures, equipment, furniture, and all other personal property, by fire or other casualty.

23.  LESSEE'S CONTRACTOR'S INSURANCE
     -------------------------------

     Lessee shall require any contractor of Lessee performing work on the Demised Premises to carry and maintain, at no expense to Lessor:

     (A) commercial comprehensive general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000.00) with respect to personal injury, death, or property damage; and

     (B) worker's compensation or similar insurance in form and amounts required by law.

24.  REQUIREMENTS FOR LESSEE'S INSURANCE POLICIES
     --------------------------------------------

     (A) The company or companies writing any insurance which Lessee is required to carry and maintain or cause to be carried or maintained pursuant to this Lease shall be a good and responsible insurance company and shall at all times maintain a Best's rating of level A, class XII or better (or a comparable rating by any successor publication). The form of such insurance shall at all times be subject to Lessor's reasonable approval, and any such company or companies shall be licensed to do business in the Commonwealth of Virginia. Lessee's public liability and All Risk Coverage insurance policies and certificates evidencing such insurance shall name Lessor and its Agent as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled except after thirty (30) days written notice to Lessor. Lessee agrees to provide to Lessor prior to taking possession of the Demised Premises the certificates evidencing such insurance; Lessor may withhold delivery of the Demised Premises without delaying the Commencement Date, or triggering any abatement of rent, if Lessee fails to provide Lessor with these certificates.

     (B) Any insurance carried or to be carried by Lessee hereunder shall be primary over any policy that might be carried by Lessor. If Lessee shall fail to perform any of its obligations regarding the acquisition and maintenance of insurance, Lessor may perform the same and the cost of same shall be deemed additional rent, payable upon Lessor's demand.

25.  LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON
     ----------------------------------------------------

================================================================================

================================================================================

     (A) All personal property of Lessee, its employees, agents, subtenants, business invitees, licensees, customers, clients, family members, guests or trespassers, in and on the Demised Premises shall be and remain in and on the Demised Premises and the Building at the sole risk of said parties and Lessor shall not be liable to any such person or party for any damage to, or loss of personal property thereof, including loss or damage arising from, (a) any act, including theft, or any failure to act, of any other persons, (b) the leaking of the roof, (c) the bursting, rupture, leaking or overflowing of water, sewer or steam pipes, (d) the rupture or leaking of heating or plumbing fixtures, including security and protective systems, (e) short circuiting or malfunction of electrical wires or fixtures, including security and protective systems or
(f) the failure of the heating or air-conditioning systems. Lessor shall also not be liable for the interruption or loss to Lessee's business arising from any of the above-described acts or causes. Lessee specifically agrees to save Lessor harmless in all such cases.

================================================================================

     (B) Lessor shall not be liable for any personal injury to Lessee, Lessee's employees, agents, subtenants, business invitees, licensees, customers, clients, family members, guests or trespassers arising from the use, occupancy and condition of the Demised Premises or the Building, unless such party establishes that there has been negligence or a willful act or failure to act on the part of Lessor, its agents or employees.

26.  DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES
     --------------------------------------------------

================================================================================

     (A) If the Demised Premises is damaged by fire or other casualty insured against by Lessor's All Risk Coverage insurance policy covering the Building, and the Demised Premises can be fully repaired, in Lessor's opinion, within 180 days from the date of the insured risk, Lessor, at Lessor's expense, shall repair such damage, provided, however, Lessor shall have no obligation to repair any damage to, or to replace, Lessee's non-building standard tenant improvements or any other property located in the Demised Premises. Except as otherwise provided herein, if the entire Demised Premises is rendered untenantable by reason of the insured risk, then Monthly Rent shall abate for the period from the date such damage to the date when Lessor has completed repairs to the Demised Premises as specified above, and if only a portion of the Demised Premises is so rendered untenantable, then Monthly Rent shall abate for such period in the proportion which the area of the portion of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises, provided, however, if, prior to the date when such repairs have been completed, any portion of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Lessee or any person claiming through or under Lessee, then the amount by which the Monthly Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when such repairs are completed. No compensation or claim or reduction of rent will be allowed or paid by Lessor by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building of which they are a part.

================================================================================

     (B) Notwithstanding the foregoing, if, prior to or during the term of this Lease, (a) the Demised Premises or all access thereto is so damaged that, in Lessor's opinion, the Demised Premises and access thereto cannot be fully repaired within 180 days from the date the damage occurred, or (b) the Building is so damaged that, in Lessor's opinion, substantial repair or reconstruction of the Building shall be required (whether or not the Demised Premises is damaged or rendered untenantable), then, in any of such events, Lessor, at its option, may give to Lessee, within sixty (60) days after such fire or other casualty, a thirty (30) days notice of termination of this Lease and, in the event such notice is given, this Lease shall terminate (whether or not the term shall have commenced) upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the date definitely fixed for expiration of the term of the Lease, and the then-applicable Monthly Rent shall be apportioned as of such date, including any rent abatement as provided above.

27.  DEFAULT OF LESSEE
     -----------------

================================================================================

     This Lease shall, at the option of Lessor, cease and terminate if (i) Lessee fails to pay rent, including any installment of Monthly Rent, or any sums, charges, expenses and costs of any kind or nature identified in this Lease as additional rent, although no legal or formal demand has been made, and such failure to pay rent continues for a period of five (5) days after written notice addressed to Lessee has been delivered by Lessor to the Demised Premises, or
(ii) Lessee violates or fails to perform any of the other conditions, covenants or agreements of this Lease made by Lessee, and any violation or failure to perform any of those conditions, covenants or agreements continues for a period of fifteen (15) days after written notice thereof has been delivered by Lessor to Lessee, or, in cases where the violation or failure to perform cannot be corrected within fifteen (15) days, Lessee does not begin to correct the violation or failure to perform within fifteen (15) days after receiving Lessor's written notice and/or Lessee thereafter does not diligently pursue the correction of the violation or failure to perform. Any said violation or failure to perform or to pay any rent, if left uncorrected, shall operate as a notice to quit, any further notice to quit or notice of Lessor's intention to re-enter being hereby expressly waived. Lessor may thereafter proceed to recover possession under and by virtue of the provisions of the laws of the jurisdiction in which the Building is located or by such other proceedings, including re-entry and possession, as may be applicable. If Lessor elects to terminate this Lease, everything herein contained on the part of Lessor to be done and performed shall cease without prejudice to the right of Lessor to recover from Lessee all rent accruing up to and through the date of termination of this Lease or the date of recovery of possession of the Demised Premises by Lessor, whichever is later. Should this Lease be terminated before the expiration of the term of this Lease by reason of Lessee's default as herein above provided, or if Lessee abandons or

================================================================================

================================================================================

vacates the Demised Premises before the expiration or termination of the term of this I ease, the Demised Premises may be relet by Lessor for such rent and upon such terms as are not unreasonable under the circumstances, and, if the full rent herein above provided is not realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the Demised Premises in a commercially reasonable rentable condition. Any damage or loss of rent sustained by Lessor (including any deficiency between the rent reserved pursuant to the reletting and the rent reserved under this Lease, accelerated to the date of reletting) may be recovered by Lessor, at Lessor's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Lessor's option, may be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. The provisions contained in this section shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this Lease.

================================================================================

28.  REPEATED DEFAULTS
     -----------------

     (A) If Lessee is in Material Default (as hereinafter defined) of this Lease for the same or substantially the same reason more than twice during any twelve (12) month period during the term of this Lease, then, at Lessor's election, Lessee shall not have any right to cure such repeated Material Default, the terms and conditions of the section of this Lease entitled, "DEFAULT OF LESSEE," notwithstanding. In the event of Lessor's election not to allow a cure of a repeated Material Default, Lessor shall have all of the rights provided for in that section of this Lease for an uncured default.

     (B) The phrase "Material Default" as used in this Lease, shall mean a default related to (i) any obligation to pay Monthly Rent, additional rent or any other sums, charges and costs of any kind or nature arising under this Lease, (ii) any circumstance described in the section entitled "BANKRUPTCY,"
(iii) the failure of Lessee to provide timely notices to Lessor, to obtain timely Lessor's consent, to furnish timely any document, statement, or other item, or to take any action required pursuant to the following sections of the
Lease: "ASSIGNMENT AND SUBLETTING, "LIENS", "ESTOPPEL CERTIFICATES", or "SUBORDINATION,", or (iv) any provision of this Lease requiring Lessee to obtain or maintain insurance (or cause such insurance to be obtained or maintained).

29.  WAIVER
     ------

     If Lessor institutes legal or administrative proceedings against Lessee and a compromise or settlement thereof is made, the same shall not constitute a waiver of Lessee's obligations to comply with any covenant, agreement or condition, nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition, or agreement

================================================================================

itself, or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor (or any party designated by Lessor to receive any payments of rent) of a lesser amount than the amount of rent due Lessor shall be deemed to be other than on account of the earliest stipulated rent. In addition, no endorsement or statement on any check or letter accompanying a check for payment of such rent shall be deemed an accord and satisfaction. Lessor, or any party designated by Lessor, may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or to pursue any other remedy provided for in this Lease or in the governing law of the jurisdiction in which the Building is located. No re entry by Lessor, and no acceptance by Lessor of keys from Lessee, shall be considered an acceptance of a surrender of the Lease.

30.  SUBORDINATION
     -------------

     (A) This Lease is subject and subordinate to the lien of all and any mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Demised Premises is a part, or Lessor's leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Lessee shall, at Lessor's request, promptly execute any requisite or appropriate certificate or other document. Lessee hereby constitutes and appoints Lessor as Lessee's attorney-in-fact to execute any such certificate or other document for or on behalf of Lessee if Lessee does not execute said certificate or document within ten (10) business days after receipt thereof.

     (B) Lessee agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Lessee shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser. Lessee shall also recognize such purchaser as the Lessor under this lease. Lessee waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

     (C) If the Building, the Demised Premises or any part respectively thereof is at any time subject to a mortgage or a deed of trust or other similar instrument, and this Lease or the rents are assigned to such mortgagee, trustee or beneficiary, and the Lessee is given written notice thereof, including the post office address of such assignee, then Lessee may not terminate this Lease for any default on the part of Lessor without first giving written notice by certified or registered mail, return receipt requested, to such Assignee,
Attention: Mortgage Loan Department. The notice shall specify the default in reasonable detail, and afford such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Lessor.

================================================================================

================================================================================

3 1. CONDEMNATION
     ------------

================================================================================

     (A) If the whole or a substantial part of the Demised Premises or the Building is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority. Lessee shall have no claim against Lessor or the condemning authority for any portion of the amount of the condemnation award or settlement that Lessee claims as its damages arising from such condemnation or acquisition, or for the value of any unexpired term of the Lease. Lessee may make a separate claim against the condemning authority for a separate award for the value of any of Lessee's tangible personal property and trade fixtures, for moving and relocation expenses and for such business damages and/or consequential damages as may be allowed by law, provided the same shall not diminish the amount of Lessor's award.

================================================================================

     (B) If less than a substantial part of the Demised Premises is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this section, a "substantial part of the Demised Premises~ shall be considered to have been taken if twenty-five percent (25%) or more of the Demised Premises is condemned or acquired in lieu of condemnation, or if less than twenty-five percent (25 %) of the Demised Premises is taken and the portion of the Demised Premises taken renders the entire Demised Premises untenantable for the conduct of Lessee's business.

     (C) If twenty-five percent (25 %) or more of the Building is condemned (whether or not the Demised Premises shall have been condemned) and Lessor elects to demolish the remainder of the Building, Lessor shall terminate this T ease.

32.  RULES AND REGULATIONS
     ---------------------

================================================================================

     Lessee, its agents and employees shall abide by and observe the rules and regulations attached hereto as Exhibit C and such other reasonable rules and regulations as may be promulgated from time to time by Lessor for the operation and maintenance of the Building, provided a COW thereof is sent to Lessee. Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease as against any other tenant, and Lessor shall not be liable to Lessee for violation of the same by any other tenant, any other tenant's employees, agents, business invitees, licensees, customers, clients, family members or guests. Lessor shall not discriminate against Lessee in the enforcement of any rule or regulation.

================================================================================

33.  RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT
     ----------------------------------------

     If Lessee defaults in the making of any payment to any third party, or doing any act required to be made or done by Lessee relating to the Demised Premises (including the performance of Lessee's obligations under this I ease), then Lessor may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Lessor, with interest thereon at a rate equal to two (2) percentage points above the then applicable Wall Street Journal Prime Rate (U.S. money center commercial banks) or its successor publication (or in the absence thereof, such similar rate as Lessor may reasonably designate) (hereinafter the "Prime Rate"), accruing from the date paid by Lessor, shall be paid by Lessee to Lessor and shall constitute additional rent hereunder due and payable by Lessee upon receipt of a written statement of costs from Lessor. The making of such payment or the doing of such act by Lessor shall not operate as a waiver or cure of Lessee's default, nor shall it prevent Lessor from the pursuit of any remedy to which Lessor would otherwise be entitled.

34.  LATE CHARGES
     ------------

     If Lessee fails to pay any installment of rent, including Monthly Rent, additional rent, costs of tenant work (if any), or other charges to be paid by Lessee pursuant to this Lease, within ten (10) days after the same becomes due and payable, Lessee shall be obligated to pay to Lessor a late charge equal to five percent (5 %) of any rent or other charge not paid when due. In addition, any installments of Monthly Rent, additional rent, costs of tenant work (if any) or other charges to be paid by Lessee pursuant to this Lease which are not paid by Lessee within ten (10) days after the same becomes due and payable shall bear interest at a rate equal to two (2) percentage points above the then Prime Rate, accruing from the date such installment or payment became due and payable to the date of payment thereof by Lessee. Such interest shall constitute additional rent due and payable to Lessor by Lessee upon the date of payment of the delinquent payment referenced above.

35.  BANKRUPTCY
     ----------

     If Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or if Lessee or any guarantor shall take or have taken against either party in any court pursuant to any statute either of the United States or of any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall, at the option of Lessor, terminate and Lessor, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased

================================================================================

================================================================================

premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

36.  NO PARTNERSHIP
     --------------

================================================================================

     Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Lessor and Lessee, or to create any other relationship between the parties hereto other than that of Lessor or Lessee.

================================================================================

37.  NO REPRESENTATIONS BY LESSOR
     ----------------------------

     Neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Lessee except as herein expressly set forth. Lessee, by taking possession of the Demised Premises, shall accept the same in the then "as is. condition, except for latent defects and punch list items. Taking of possession of the Demised Premises by Lessee shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession, as provided for in Exhibit D.

38.  BROKER AND AGENT
     ----------------

================================================================================

     (A) Lessor and Lessee each represent and warrant one to another that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Lease. Lessee represents that it has not employed a broker; Lessor represents that it has employed Carr Real Estate Services, Inc. as its broker, and further agrees to pay the commissions accruing to each identified broker pursuant to certain outside agreement(s). Lessor shall indemnify and hold Lessee harmless, and Lessee shall indemnify and hold Lessor harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

================================================================================

     (B) Lessor appoints and Lessee recognizes, until such time as Lessor otherwise notifies Lessee in writing, Carr Real Estate Services Partnership, by and through its subcontractor, Carr Real Estate Services, Inc., as Lessor's management agent (referred to in this

================================================================================

Lease as "Agent") for the management and operations of the Building including issuance and receipt of all notices and the instituting and processing all legal actions on behalf of Lessor under this Lease.

     (C) Lessor appoints and Lessee recognizes, until such time as Lessor otherwise notifies Lessee in writing, Marshall H. Brooks, 2000 14th Street North, Suite 210, Arlington, Virginia 22201, as Lessor's registered agent for the receipt of process and other matters required by law.

39.  WAIVER OF JURY TRIAL
     --------------------

================================================================================

     Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee hereunder, Lessee's use or occupancy of the Demised Premises, and/or any claim of injury or damage.

================================================================================

40.  ENFORCEMENT OF LEASE
     --------------------

================================================================================

     (A) In the event Lessor is required or elects to take legal action to enforce against Lessee the performance of Lessee's obligations under this Lease, then Lessee shall immediately reimburse Lessor for all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lessor in its successful prosecution of that legal action.

================================================================================

     (B) In the event Lessee is required or elects to take legal action to enforce against Lessor the performance of Lessor's obligations under this Lease, then Lessor shall immediately reimburse Lessee for all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lessee in its successful prosecution of that legal action.

41.  NOTICES
     -------

================================================================================

================================================================================

     All notices or other communications hereunder, except for service of process, shall be in writing and shall be deemed duly given if delivered in person, by certified mail, return receipt requested; or by registered mail, postage prepaid: (i) if to Lessor, at Suite 700, 1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006, Attn: Market Officer, with a copy to the same address to the attention of the Lease Administrator; and (ii) if to Lessee, at 510 Huntrnar Park Drive, Herndon, Virginia 20170, Attn: Real Estate Department, prior to the Commencement Date, and at the Demised Premises thereafter. The party to receive notices and the place notices are to be sent for either Lessor or Lessee may be changed by notice given pursuant to the provisions of this section.

================================================================================

42.  ESTOPPEL CERTIFICATES
     ---------------------

     Lessee agrees, at any time and from time to time, upon not less than ten
(10) business days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rent and other charges hereunder have been paid by Lessee, (iii) stating whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Lessee may have knowledge, (iv) stating the address to which notices to Lessee should be sent and, if Lessee is a corporation, the name and address of its registered agent in the jurisdiction in which the Building is located, (v) agreeing not to pay Monthly Rent more than thirty (30) days in advance or to amend the Lease without the consent of any mortgage lender having a security interest in the Building, and (vi) stating as to such other matters as Lessor may reasonably request or require. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Lessor's interest, or any prospective assignee of any such mortgage.

43.  HOLDING OVER
     ------------

     (A) In the event Lessee does not immediately surrender the Demised Premises on the date of expiration of the term of this Lease or any extension period thereof, Lessee shall, by virtue of this section of the Lease, become a lessee by the month and hereby agrees to pay to Lessor a Monthly Rent equal to one hundred fifty percent (150%) of the amount of (a) the Monthly Rent in effect during the last month of the term of this Lease as it may have been extended, plus (b) the one-twelfth (1/12th) payment made with Monthly Rent pursuant to the section of this Lease entitled, "OPERATING EXPENSES AND REAL ESTATE TAXES". The month-to-month tenancy shall commence with the first day next after the expiration of the term of this Lease. Lessee as a month-to-month tenant shall continue to be subject to all of the conditions and covenants of this Lease. Lessee shall give to Lessor at least shiny (30) days written notice of any intention to quit the Demised Premises. Lessee shall be entitled to thirty (30) days written notice to quit the Demised Premises, except in the event of nonpayment of the

================================================================================

modified Monthly Rent in advance, in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived.

================================================================================

     (B) Notwithstanding the foregoing, in the event Lessee holds over after the expiration of the term of the Lease or extension period thereof, and Lessor desires to regain possession of the Demised Premises promptly at the expiration of the term of this Lease or extension period thereof, then at any time prior to Lessor's acceptance of modified Monthly Rent from Lessee as a month to month tenant hereunder, Lessor, at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in the jurisdiction in which the Building is located.

================================================================================

44.  RIGHTS RESERVED BY LESSOR
     -------------------------

     Lessor shall have the following rights, exercisable without notice to Lessee, without liability for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbances or Lessee's use or possession of the Demised Premises or giving rise to any claim for set-off, abatement of rent or otherwise:

     (A)  To change the Building's name or street address;

     (B) To affix, maintain and remove any and all signs on the exterior and interior of the Building;

     (C) To designate and approve, prior to installation, all window shades, blinds, drapes, awnings, window ventilators, lighting and other similar equipment to be installed by Lessee that may be visible from the exterior of the Demised Premises or the Building;

     (D) To decorate and make repairs, alterations, additions and improvements, whether structural or otherwise, in, to and about the Building and any part thereof, and, during the continuance of any of such work, to temporarily close doors, entry ways, and common areas in the Building and to interrupt or temporarily suspend Building services and facilities, all without affecting Lessee's obligations hereunder, so long as the Demised Premises remain tenantable;

     (E) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided Lessee is not thereby excluded from uses expressly permitted herein;

================================================================================

================================================================================

     (F) To alter, relocate, reconfigure and reduce the common areas of the Building, as long as the Demised Premises remain reasonably accessible; and

     (G) To alter, relocate, reconfigure, reduce and withdraw the common areas located outside the Building, including parking and access roads, as long as the Demised Premises remain reasonably accessible.

45.  COVENANTS OF LESSOR
     -------------------

================================================================================

     Lessor covenants that it has the right to make this Lease for the term of the Lease aforesaid. Further Lessor covenants that if Lessee shall pay the rent and shall perform all of the covenants, agreements and conditions specified in this Lease to be performed by Lessee, Lessee shall, for the term of the Lease, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Lessor, its agents or employees. Entry in the Demised Premises for inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the section of this Lease entitled "INSPECTIONS, REPAIRS AND INSTALLATIONS". and the exercise by Lessor of Lessor's rights reserved in the section of this Lease entitled "RIGHTS RESERVED BY LESSOR" shall not constitute a breach by Lessor of this covenant, nor entitle Lessee to any abatement or reduction of rent. In addition, planned activities of Lessor, whether in the form of renovation, redecoration or rehabilitation of any area of the Building, including the lobby, and any of the surrounding public spaces by Lessor or in the form of organized activities, public or private, shall not be deemed violation by Lessor of Lessor's covenant of quiet enjoyment benefitting Lessee.

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46.  RECORDATION
     -----------

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     Lessee shall not record this Lease or any memorandum thereof without the written consent of Lessor. All fees, costs, taxes and expenses in connection with the filing and recording of this Lease or any memorandum thereof shall be the sole obligation of Lessee. Lessor may condition its consent to any request by requiring that only a memorandum of lease be filed and recorded, such memorandum to exclude information as to the amount of rent specified in this Lease.

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47.  RULE AGAINST PERPETUITIES

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     If and to the extent that this Lease would, in the absence of the limitation imposed by this section, be invalid or unenforceable as being in violation of the rule against perpetuity or any other rule of law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Lease, this Lease and any and all options, rights and privileges granted to Lessee thereunder, or in connection therewith shall terminate if not previously terminated, on the date which is twenty-one (21) years after the death of the last heir or issue, who are lives in being as of the date of this Lease, of the following named persons: Oliver T. Carr, Jr. and Robert O. Carr.

48.  GENDER
     ------

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     Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions.

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49.  BENEFIT AND BURDEN
     ------------------

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     (A)  The terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and permitted assigns. Lessor may freely and fully assign its interest hereunder. In the event of any sale or transfer of the Building by operation of law or otherwise by the party named as Lessor hereunder (or any subsequent successor, transferee or assignee), then said party, whose interest is thus sold or transferred shall be and is completely released and forever discharged from and with respect to all covenants, obligations and liabilities as Lessor hereunder after the date of such sale or transfer.

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     (B)  In the event Lessor shall be in default under this Lease, and if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Lessor in the Building as the same may then be constituted and encumbered and Lessor shall not be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor other than its interests in the Building.

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

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50.  GOVERNING LAW
     -------------

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     This Lease and the rights and obligations of Lessor and Lessee hereunder shall be governed by the laws of the jurisdiction in which the Building is located.

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51.  SAVINGS CLAUSE
     --------------

     If any provision of this Lease or the application thereof to any person or circumstance is to any extent held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of the Lease shall be valid and enforced to the fullest extent permitted by law.

52.  CORPORATE LESSEE
     ----------------

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     If Lessee is or will be a corporation, the persons executing this Lease on behalf of Lessee hereby consent, represent and warrant that Lessee is a duly incorporated or a duly qualified (if a foreign corporation) corporation and authorized to do business in the Commonwealth of Virginia; and that the person or persons executing this Lease on behalf of Lessee is an officer or are officers of Lessee, and that he or they as such officers are duly authorized to sign and execute this Lease. Upon request of Lessor to Lessee, Lessee shall deliver to Lessor documentation satisfactory to Lessor evidencing Lessee's compliance with the provisions of this section. Further, Lessee agrees to promptly execute all necessary and reasonable applications or documents confirming such registration as requested by Lessor or its representatives required to permit the issuance of necessary permits and certificates for Lessee's use and occupancy of the Demised Premises. Any delay or failure by Lessee in submitting such application or document so executed shall not serve to delay the Commencement Date or delay or waive Lessee's obligations to pay rent hereunder.

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53.  JOINT AND SEVERAL LIABILITY
     ---------------------------

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     If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Lessee, the liability of each of them shall be joint and several. In like manner, if Lessee named in this Lease shall be a partnership or other business association the members of which are, by virtue of statute or

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general law, subject to personal liability, the liability of each of such member shall be joint and several.

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54.  FINANCIAL STATEMENTS
     --------------------

     Lessee agrees, at any time and from time to time upon not less than ten
(10) days' prior written notice by Lessor, to deliver to Lessor the most current financial statements of Lessee, together with such other information regarding the financial condition of Lessee as Lessor may reasonably request. Lessor shall not request such financial statements more than once in any calendar year, except in the event of (i) a prospective sale or refinancing of the Building or Lessor's interest therein; or (ii) a prospective assignment of the Lease or sublet of any portion of the Demised Premises. All statements of Lessee shall be certified by a corporate officer of Lessee as true and correct in all material respects. Notwithstanding the foregoing, so long as Lessee is a publicly-held corporation, its then current annual report prepared in accordance with applicable laws shall be sufficient for purposes of satisfying the requirement for the submission of financial statements as required pursuant to this section; provided, however, that Lessee shall promptly make available to Lessor a comptroller, chief financial officer, or other qualified representative of Lessee to answer any reasonable inquiries of Lessor arising in connection with Lessor's review of any such annual report and to respond in writing to such inquiries at Lessor's request.

55.  ENVIRONMENTAL REQUIREMENTS
     --------------------------

     (A) Lessee, its agents, employees, sublessees, contractors, invitees and guests shall not use any portion or all of the Demised Premises or the Building or land or other appurtences thereto for the generation, treatment, storage or disposal of "hazardous materials", "hazardous waste", "hazardous substances" or "oil" (collectively "Materials") as such terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., as amended, and any and all other "environmental statuses n which regulate the use of hazardous and/or dangerous substances, and the regulations promulgated thereunder and any and all state and local laws, rules and regulations, without the express prior written consent of Lessor. Notwithstanding the foregoing, however, Lessee may use Materials in the ordinary course of business, provided that such use is in accordance with all applicable statutes, laws, rules and regulations, and any manufacturer instructions; and provided further that Lessee may not discharge any Materials in any public sewer or any drain and/or drainpipe leading or connected thereto. Lessee shall promptly given written notice to Lessor of any communication received by Lessee from any governmental authority or other person or discharge (or alleged use or alleged discharge) by Lessee or any materials. Lessor shall have the right (but not the

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

================================================================================

obligation) to conduct such investigations or tests (or both) as Lessor shall deem necessary with respect to any such complaint, investigation or inquiry, and Lessee, at its expense, shall take such action (or refrain from taking such action) as Lessor may request in connection with such investigations and test by Lessor. Lessee shall indemnify, defend (with counsel selected by Lessor), and hold Lessor harmless from and against any such improper use or discharge (or both) by Lessee, including any costs of all necessary clean-up activities occasioned by Lessee's actions, whether during the term or after termination of this Lease.

     (B) Lessor agrees that it will not use Material in or about the Building except in the ordinary course of business of owning, managing, operating, repairing and maintaining the Building as an office building and uses accessory thereto. In the event (I) Materials are discovered in the common or public areas fo the Building, (ii) the presence of the Materials is found by any governmental entity to be in violation of applicable law, and (iii) neither the presence fo such Materials nor any contamination caused by such Material is caused in whole or in part by Lessee, its assignees, subtenant, licensees, invitees, employees, agents or contractors, then Lessor shall promptly commence to cure (or cause to cure to be made thereof) the violation of law caused by the materials, and Lessor shall thereafter pursue such cure with reasonable diligence.

56.  BUSINESS DAY/WORKING DAY
     ------------------------

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     The terms "business day" and "working day" are terms describing each calendar day Monday through Friday except any holiday identified specifically or generically in the section of this Lease entitled, "SERVICES AND UTILITIES" falling on one of such calendar days,

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57.  ENTIRE AGREEMENT
     ----------------

     This Lease, together with Exhibits A, B, C, D, and E attached hereto and
                               --------------------------
made a part hereof, contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained and embodied in this Lease and said Exhibits shall be of any force or effect, and the same may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.

================================================================================

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be signed in their names under seal by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.


                                      LESSOR:

                                      CARRAMERICA REALTY CORPORATION

                                      By: /s/ Philip L. Hawkins
                                          ---------------------

                                      Name: Philip L. Hawkins
                                      Title: Managing Director


                                      LESSEE:

                                      PSINET, INC.

                                      By: /s/ Harold S. Wills
                                          -------------------

                                      Name: Harold S. Wills
                                      Title: Chief Operating Officer

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